Janus Investment Fund

Janus Global Market Neutral Fund

Supplement dated August 3, 2012
to Currently Effective Prospectuses

The Board of Trustees (the “Trustees”) of Janus Investment Fund (the “Trust”) has approved a plan to liquidate and terminate Janus Global Market Neutral Fund (the “Fund”) with such liquidation effective on or about October 15, 2012 or at such other time as may be authorized by the Trustees (“Liquidation Date”). Termination of the Fund is expected to occur as soon as practicable following liquidation.

Effective at market close on August 3, 2012, the Fund will no longer accept investments by new shareholders. The Fund may be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Liquidation Date. Any applicable contingent deferred sales charges (CDSCs) charged by the Fund will be waived for redemptions or exchanges. Exchanges by Class A shareholders into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder of record.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio manager may need to and will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund will likely deviate from its stated investment strategies and policies and not meet its investment objective.

The redemption, exchange, or liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020.

Please retain this Supplement with your records.